                                                                EXHIBIT 10.1.2.9

                                     WAIVER

         This WAIVER, dated as of March 5, 2004 (this "Waiver"), to the Amended and Restated Credit Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative agent and funding agent (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Agent and the Lenders agree to waive any failure by the Borrower to comply with certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement, other than the terms "Brazos Acquisition" and "Lost Pines Proceeds", which shall have the meanings set forth in the letter from the Borrower attached hereto as Exhibit A (the "Lost Pines/Brazos Waiver Request Letter").

         SECTION 2. Waiver of Section 3.1.1 (Payment Terms). The Agent and the Supermajority Lenders hereby waive any violation of Section 3.1.1(c)(ii) of the Credit Agreement occurring as a result of the application by CCFCI of the Lost Pines Proceeds to the Brazos Acquisition rather than to the prepayment of the outstanding Term B Loans and the reduction of the Revolving Loan Commitments.

         SECTION 3. Effectiveness. This Waiver shall become effective upon fulfillment of the following conditions precedent: (a) the Borrower and each Guarantor shall have delivered to the Agent a duly executed copy of this Waiver;
(b) the Agent shall have received duly executed copies of this Waiver from the Supermajority Lenders; (c) the Agent shall have received such other documents as the Agent shall have reasonably requested; and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Waiver.

         SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement and the statements set forth in Section A (Background) of the Lost Pines/Brazos Waiver Request Letter will be, after giving effect to this Waiver, true and correct in all material respects, as if made on

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and as of the date hereof, except for representations and warranties which speak as of a certain date, which representations and warranties shall be true and correct in all material respect as of such date.

         SECTION 5. Continuing Effect of Credit Agreement. This Waiver shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Agent and/or the Lenders. Except as expressly waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

         SECTION 6. Counterparts. This Waiver may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 7. Governing Law. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Waiver, including the fees and disbursements of counsel to the Agent.

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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            CALPINE CORPORATION

                                            By: /s/ MICHAEL THOMAS
                                                --------------------------------
                                                Name: Michael Thomas
                                                Title: SVP & Corporate Treasurer

The undersigned Guarantors hereby agree that their Guarantee as set forth in the Security Agreement remains in full force and effect notwithstanding any provision of this Waiver:

QUINTANA MINERALS (USA), INC.

By: /s/ MICHAEL THOMAS
    ------------------------------
Name: Michael Thomas
Title: SVP

JOQ CANADA, INC.

By: /s/ MICHAEL THOMAS
    ------------------------------
Name: Michael Thomas
Title: SVP

QUINTANA CANADA HOLDINGS, LLC

By: /s/ MICHAEL THOMAS
    ------------------------------
Name: Michael Thomas
Title: SVP

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                                            THE BANK OF NOVA SCOTIA,
                                            as Agent

                                            By: /s/ FRANK. F. SANDLER
                                                --------------------------------
                                                Name: Frank F. Sandler
                                                Title: Managing Director

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                                            CREDIT LYONNAISE NEW YORK BRANCH

                                            By: /s/ MARTIN C. LIVINGSTON
                                                --------------------------------
                                                Name: Martin C. Livingston
                                                Title: Vice President

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                                            UNION BANK OF CALIFORNIA, N.A.

                                            By: /s/ KAREN ELLIOTT
                                                --------------------------------
                                                Name: Karen Elliott
                                                Title: Assistant Vice President

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                                            TORONTO DOMINION (TEXAS), INC.

                                            By: /s/ LYNN CHASIN
                                                --------------------------------
                                                Name: Lynn Chasin
                                               Title: Vice President

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                                            ING CAPITAL LLC

                                            By: /s/ ERWIN THOMET
                                                --------------------------------
                                                Name: Erwin Thomet
                                                Title: Managing Director

                                            By: /s/ CHARLES M. O'NEIL
                                                --------------------------------
                                                Name: Charles M. O'Neil
                                                Title: Managing Director

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                                            BAYERISCHE LANDESBANK, CAYMAN
                                            ISLANDS BRANCH

                                            By: /s/ CORNELIA WINTERGERST
                                                --------------------------------
                                                Name: Cornelia Wintergerst
                                                Title: Vice President

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                                            SEABOARD CLO 2000 LTD.
                                            By: David L. Babson & Company Inc.
                                            as Collateral Manager

                                            By: /s/ JOHN W. STELWAGON, CFA
                                                --------------------------------
                                                Name: John W. Stelwagon, CFA
                                                Title: Managing Director

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                                            KZH PONDVIEW LLC

                                            By: /s/ HI HUA
                                                --------------------------------
                                                Name: Hi Hua
                                                Title: Authorized Agent

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                                            PROTECTIVE LIFE INS. CO.

                                            By: /s/ DIANE S. GRISWOLD
                                                --------------------------------
                                                Name: Diane S. Griswold
                                                Title: AVP

                                            ORIX FUNDING LLC

                                            By: /s/ ANN E. MORRIS
                                                --------------------------------
                                                Name: Ann E. Morris
                                                Title: Asst Vice President

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                                            FOOTHILL INCOME TRUST, L.P.
                                            By FIT GP, LLC, its General Partner

                                            By: /s/ DENNIS R. ASCHER
                                                --------------------------------
                                                Name: Dennis R. Ascher
                                                Title: Managing Member

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                                            GALLATIN FUNDING I LTD.
                                            By: Bear Stearns Asset Management
                                            Inc. as its Collateral Manager

                                            By: /s/ JONATHAN BERG
                                                --------------------------------
                                                Name: Jonathan Berg
                                                Title: Vice President

         This WAIVER, dated as of March [ ], 2004 (this "Waiver"), to the Amended and Restated Credit Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative Agent and funding agent (in such capacity, the "Agent").

                                            AURUM CLO 2002-1 LTD.

                                            BY: COLUMBIA MANAGEMENT ADVISORS,
                                            INC., AS INVESTMENT MANAGER

                                            By: /s/ KATHLEEN A. ZARN
                                                --------------------------------
                                                Name: Kathleen A. Zarn
                                                Title: Senior Vice President

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         This WAIVER, dated as of March [ ], 2004 (this "Waiver"), to the
Amended and Restated Credit Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative Agent and funding agent (in such capacity, the "Agent").

                                            STEIN ROE & FARNHAM CLO I LTD.

                                            BY: COLUMBIA MANAGEMENT ADVISORS,
                                            INC., AS PORTFOLIO MANAGER

                                            By: /s/ KATHLEEN A. ZARN
                                                --------------------------------
                                                Name: Kathleen A. Zarn
                                                Title: Senior Vice President

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                                            LANDMARK III CDO LIMITED
                                            BY: ALADDIN CAPITAL MANAGEMENT LLC
                                                AS MANAGER

                                            By: /s/ ANGELA BOZORGMIR
                                                --------------------------------
                                                Name: Angela A. Bozorgmir
                                                Title: Director

                                            LANDMARK II CDO LIMITED
                                            BY: ALADDIN CAPITAL MANAGEMENT LLC
                                                AS MANAGER

                                            By: /s/ ANGELA BOZORGMIR
                                                --------------------------------
                                                Name: Angela A. Bozorgmir
                                                Title: Director

                                            LANDMARK CDO LIMITED
                                            BY: ALADDIN CAPITAL MANAGEMENT LLC
                                                AS MANAGER

                                            By: /s/ ANGELA BOZORGMIR
                                                --------------------------------
                                                Name: Angela A. Bozorgmir
                                                Title: Director

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                                            CARLYLE HIGH YIELD PARTNERS II, LTD.

                                            By: /s/ MARK ALTER
                                                --------------------------------
                                                Name: Mark Alter
                                                Title: Managing Director

                                           CARLYLE HIGH YIELD PARTNERS III, LTD.

                                           By: /s/ MARK ALTER
                                               ---------------------------------
                                               Name: Mark Alter
                                               Title: Managing Director

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                                            CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                            By: /s/ MARK ALTER
                                                --------------------------------
                                                Name: Mark Alter
                                                Title: Managing Director

                                            CARLYLE HIGH YIELD PARTNERS, L.P.

                                            By: /s/ MARK ALTER
                                                --------------------------------
                                                Name: Mark Alter
                                                Title: Managing Director

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                                            CARLYLE LOAN OPPORTUNITY FUND

                                            By: /s/ MARK ALTER
                                                --------------------------------
                                                Name: Mark Alter
                                                Title: Managing Director